                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



        Date of Report (Date of earliest event reported): July 18, 2000


                         Zenith Electronics Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       1-4115                      36-1996520
----------------------           ----------------            -------------------
(State or jurisdiction           (Commission File               (IRS Employer
  of incorporation)                  Number)                 Identification No.)


1000 Milwaukee Avenue
Glenview, Illinois                                                    60025-2493
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, Including area code                (847) 391-7000
                                                                  --------------


                                 Not Applicable
                                 --------------
            (Former name and address, if changed since last report)

Item 5.    Resignation of Director

     On July 18, 2000, Woo-Hyun Paik, Ph. D., President, U.S. Operations & Chief Technology Officer of LG Electronics Inc. tendered his resignation from the Board of Directors of Zenith Electronics Corporation, effective as of July 21, 2000. The Board of Directors has not appointed a successor to fill the vacancy left by Dr. Paik's resignation.




                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ZENITH ELECTRONICS CORPORATION

                                              By:  /s/ Beverly A. Wyckoff
                                                   -----------------------------
                                                   Beverly A. Wyckoff
                                                   Vice President, General
                                                   Counsel and Secretary

Date:  July 26, 2000